UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2023

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 20, 2023, the Company held its 2023 Annual Meeting of Shareholders (“2023 Annual Meeting”) for the purposes of: (1) electing four Class I directors to serve for terms of three years to expire at the Annual Meeting of Shareholders to be held in 2026; (2) conducting a non-binding advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers, (3) considering and voting upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and (4) considering and voting upon a proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. As of the close of business on March 7, 2023, the record date for the 2023 Annual Meeting, 37,909,387 common shares were outstanding and entitled to vote. At the Annual Meeting, 28,349,604 or approximately 74.81%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 6,224,045 broker non-votes. The results of the voting at the 2023 Annual Meeting are as follows:

Proposal 1: The Company’s shareholders elected the following nominees for director to serve a three-year term ending at the 2026 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gregory C. Bestic	21,075,820	1,057,852	6,224,045
Kevin J. Helmick	19,899,768	2,235,791	6,224,045
Neil J. Kaback	21,457,871	677,688	6,224,045
Terry A. Moore	15,975,748	6,159,811	6,224,045

Proposal 2: The Company’s shareholders recommended, on an advisory basis, a frequency of “one year” for holding future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
17,375,478	824,043	1,699,937	2,236,100	6,224,045

Based on the voting results with respect to the advisory vote under Proposal 2 on the frequency of future advisory votes on executive compensation, the Company will continue its policy to submit an advisory vote to shareholders on an annual basis to approve the Company’s compensation for its executive officers as set forth in the Company’s proxy statement for each year.

Proposal 3: The Company’s shareholders approved an advisory vote on the 2022 compensation paid to the Company’s named executive officers, with 82.90% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,352,890	1,226,154	2,556,516	6,224,045

Proposal 4: The Company’s shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,987,266	140,172	232,166	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 21, 2023